Exhibit 99.2

Third Quarter 2007 Earnings Conference Call October 31, 2007

Investor Relations Contact Joseph R. Boni III Vice President and Treasurer (937) 259-7230 joseph.boni@dplinc.com Notice Regarding Forward-Looking Statement Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond DPL’s control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, gas and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development of Regional Transmission Organizations, including the PJM to which DPL’s operating subsidiary has given control of its transmission functions; changes in DPL’s purchasing processes, delays and supplier availability; significant delays associated with large construction projects; growth in DPL’s service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

At September 30, 2007 and 2006 Earnings Per Share 2007 2006 2007 2006 Earnings from Continuing Operations 0.56 $ 0.44 $ 1.54 $ 1.06 $ Earnings from Discontinued Operations 0.03 0.09 0.10 Total Basic 0.56 $ 0.47 $ 1.63 $ 1.16 $ Average Basic Shares Outstanding 108.0 107.7 107.8 113.9 2007 2006 2007 2006 Earnings from Continuing Operations 0.53 $ 0.40 $ 1.40 $ 0.98 $ Earnings from Discontinued Operations 0.03 0.09 0.09 Total Diluted 0.53 $ 0.43 $ 1.49 $ 1.07 $ Average Diluted Shares Outstanding 115.4 117.4 118.1 123.3 Three Months Ended Nine Months Ended September 30, September 30, Three Months Ended September 30, Nine Months Ended September 30, (in millions) - (in millions) -

Third Quarter 2007 (Diluted Share Basis) Financial Highlights Key Drivers of Higher Third Quarter Earnings Retail rate increases of $13.1 million or $0.07 per share due mainly to environmental investment rider rate increase; Weather driven increase in retail sales volume of $6.4 million or $0.03 per share; Lower interest expense of $8.0 million or $0.04 per share due to debt retirement and capitalized interest; Lower depreciation of $5.2 million or $0.03 per share due to sold peakers and depreciation study; Lower fuel costs of $3.5 million or $0.02 per share due primarily to lower average fuel prices; offset by Higher purchased power costs of ($9.1) million or ($0.05) per share and Lower wholesale revenue of ($8.9) million or ($0.05) per share.

Third Quarter 2007 Operational Highlights Improved Generating Plant Performance Compared to Third Quarter 2006 Purchase Power volume decreased by 165 GWh or 21.6% Plant output increased by 62 GWh or 1.3% Forced outage rate at DPL-operated plants improved 18.8% Coal Blending at Killen Plant on Schedule Six to Nine Month Testing Period began June 2007 Initial test burn was 1.5-1.7lb sulfur coal Currently test burning a 5.0lb sulfur coal blend

FGD (scrubbers) DPL’s early adoption of Chiyoda scrubber technology should result in scrubber projects below industry average on a cost per kW basis Generation Update Plant Name MW Capacity Project Status DPL Operated Projects Killen 412 FGD In-Service Stuart Units 3-4 418 FGD, BDC January 2008 Stuart Units 1-2 418 FGD, BDC Mid- 2008 Partner Operated Projects Miami Fort 8 180 FGD In-Service Miami Fort 7 180 FGD December 2007 Conesville 4 129 FGD, SCR April 2009 FGD Phase (Power Magazine 08/07) $/kW Operating $208 In-Service / Planned $319 In Construction $339 In Design $500 DPL Units $269

Reaffirmed 2007 Earnings Guidance 2007 EPS Range from Continuing Operations $1.90 to $2.05 per basic share Based on 108 million basic shares outstanding $1.80 to $1.95 per diluted share Based on 116 million diluted shares outstanding

Key Issues through the 2008 and 2009 Earnings Estimate Horizon Ohio Regulatory Environment Plant Performance Fuel Blending O&M Cost Control Free Cash Flow

 Fuel Blending Coal Sulfur Quality FGD Online Date Zimmer Current Operation East Bend Current Operation Killen y 2007 Miami Fort 8 May 2007 Miami Fort 7 November 2007 Stuart Oct 2007 - May 2008 Conesville April 2009 Killen - 1.09 Hutchings - 1.37 Stuart - 1.61 Beckjord - 2.02 Miami Fort - 2.23 Conesville - 4.91 East Bend - FGD - 5.15 Zimmer - FGD - 6.08 Plant Name - FGD (if operational) SO2 lbs per MMBtu for Coal Consumed Plants Shown on Capacity Basis 2006 Low ---------- SO2 Content Spectrum ---------- High 1.0 -----<=2.0 - >2.0----------- 3.5 ------------------------------------7.0 Stuart - FGD - 4.0 Miami Fort 8 - FGD - 5.0 Killen - FGD - 5.0 Zimmer - FGD - 6.0 Miami Fort 7 - FGD - 5.0 Hutchings - 1.6 Beckjord - 2.5 East Bend - FGD - 7.0 Conesville - 5.0 Aggressive Stuart - FGD - 2.0 Miami Fort 8 - FGD - 3.5 Miami Fort 7 - FGD - 3.5 Conesville - 4.0 Zimmer - FGD - 6.0 Hutchings - 1.6 Beckjord - 2.0 Killen - FGD - 2.5 East Bend - FGD - 6.0 Conservative

 2008 EPS Range: $1.90 to $2.10 Based on estimated 118 million shares outstanding 2009 EPS Range: $2.10 to $2.40 Based on estimated 120 million shares outstanding 2008 and 2009 Earnings Guidance Earnings Range (Diluted Share Basis)

2007 EPS Fuel Purchased Power Other 2008 EPS Retail Wholesale Revenue EPS fully diluted basis 2008 Earnings Guidance EPS Reconciliation (2007 Excludes Gain on Former Officer Settlement of $0.17 per share) $1.68 $0.27 $0.07 ($0.26) $0.29 ($0.05) $2.00 $1.50 $1.55 $1.60 $1.65 $1.70 $1.75 $1.80 $1.85 $1.90 $1.95 $2.00 $2.05 $2.10

2008 EPS Fuel Purchased Power Other 2009 EPS Retail Wholesale Revenue EPS fully diluted basis 2009 Earnings Guidance EPS Reconciliation $2.00 $0.35 ($0.07) $0.01 $0.04 ($0.08) $2.25 $1.95 $2.00 $2.05 $2.10 $2.15 $2.20 $2.25 $2.30 $2.35 $2.40

Coal Hedging/Cost and Planned Generation Output Fuel Update 81% 100% 58% 100% 25% 73% 15% 37% 0% 20% 40% 60% 80% 100% 2007 2008 2009 2010 Committed Coal Burn Percentage Hedged for Entire Generation Fleet Aug-06 Aug-07 2007E 2008E 2009E Average Coal Cost per ton – All Plants $44.10 $47.20 $47.90 Coal Generation Output (GWh) 16,800 17,900 17,700

2008 and 2009 Earnings Guidance Capital Expenditures and Free Cash Flow 2007 – 2009 Total: $705 million (in millions) 12/31/2007 12/31/2008 12/31/2009 Free Cash Flow (Forecast) (30) $ 90 $ 190 $ $360 $200 $145 $0 $100 $200 $300 $400 2007 2008 2009

Third Quarter 2007 Earnings Conference Call October 31, 2007